Debt Debt- Summary of Financial Expense, net (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Financial Expense, net [Abstract]
Interest Expense, Long-term Debt	$ 34,188	$ 28,825
Amortization of Deferred Charges	5,941	6,483
Write-off of deferred financing costs	446	0
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	219	(144)
Sundry Finance Costs	219	348
Financial expense, net	$ 41,013	$ 35,512